SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

Alcan Inc.
 (Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              REGULATION FD DISCLOSURE.

Alcan Inc. (''Alcan'' or the ''Company'') held its annual investor workshop on September 29, 2005. Alcan's President and Chief Executive Officer, Travis Engen, provided opening remarks, followed by members of Alcan's senior management, who discussed the Company's business units and financial performance. The slides are attached hereto as Exhibit 99.1 to 99.7 and are incorporated by reference.

The Company has also issued a press release announcing new long‑term targets for the Company as a whole and its four business groups, attached hereto as Exhibit 99.8.

The information included in Exhibits 99.1 to 99.8, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements made in the exhibits hereto which describe the Company's or management's objectives, projections, estimates, expectations or predictions of the future may be "forward-looking statements" within the meaning of securities laws, which can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "estimates," "anticipates" or the negative thereof or other variations thereon.  The Company cautions that, by their nature, forward-looking statements involve risk and uncertainty and that the Company's actual actions or results could differ materially from those expressed or implied in such forward-looking statements or could affect the extent to which a particular projection is realized.  Important factors which could cause such differences include global supply and demand conditions for aluminum and other products, aluminum ingot prices and changes in raw materials' costs and availability, changes in the relative value of various currencies, cyclical demand and pricing within the principal markets for the Company's products, changes in government regulations, particularly those affecting environmental, health or safety compliance, economic developments, relationships with and financial and operating conditions of customers and suppliers, the effects of integrating acquired businesses and the ability to attain expected benefits and other factors within the countries in which the Company operates or sells its products and other factors relating to the Company's ongoing operations including, but not limited to, litigation, labour negotiations and fiscal regimes.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
	99.1	Slides of Presentation by Travis Engen, President and Chief Executive Officer of Alcan Inc.
	99.2	Slides of Presentation by Michael Hanley, Executive Vice President, Interim Chief Financial Officer, Alcan Inc.
	99.3	Slides of Presentation by Richard B. Evans, Executive Vice President, Alcan Inc.
	99.4	Slides of Presentation by Michel Jacques, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Engineered Products.
	99.5	Slides of Presentation by Cynthia Carroll, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Primary Metal.
	99.6	Slides of Presentation by Jacynthe Côté, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Bauxite and Alumina.
	99.7	Slides of Presentation by Christel Bories, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Packaging.
	99.8	Press Release of Alcan Inc., dated September 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: September 29, 2005

EXHIBIT INDEX

Exhibit	Description
Number

99.1	Slides of Presentation by Travis Engen, President and Chief Executive Officer of Alcan Inc.
99.2	Slides of Presentation by Michael Hanley, Executive Vice President, Interim Chief Financial Officer, Alcan Inc.
99.3	Slides of Presentation by Richard B. Evans, Executive Vice President, Alcan Inc.
99.4	Slides of Presentation by Michel Jacques, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Engineered Products.
99.5	Slides of Presentation by Cynthia Carroll, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Primary Metal.
99.6	Slides of Presentation by Jacynthe Côté, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Bauxite and Alumina.
99.7	Slides of Presentation by Christel Bories, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Packaging.
99.8	Press Release of Alcan Inc., dated September 29, 2005.